Capital Group U.S. Equity Fund
Investment portfolio
July 31, 2025
unaudited

Common stocks 96.92% Information technology 26.85%	Shares	Value (000)
Broadcom, Inc.	104,127	$30,581
Microsoft Corp.	56,037	29,896
Apple, Inc.	45,107	9,363
KLA Corp.	8,605	7,564
Salesforce, Inc.	19,886	5,137
ServiceNow, Inc. (a)	4,358	4,110
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	13,610	3,289
NVIDIA Corp.	15,507	2,758
Micron Technology, Inc.	24,950	2,723
Accenture PLC, Class A	9,305	2,485
Shopify, Inc., Class A, subordinate voting shares (a)	20,144	2,462
Texas Instruments, Inc.	12,082	2,188
Atlassian Corp., Class A (a)	8,366	1,604
Applied Materials, Inc.	1,821	328
		104,488
Industrials 15.90%
General Electric Co.	44,717	12,122
GE Vernova, Inc.	13,391	8,842
TransDigm Group, Inc.	3,280	5,276
Northrop Grumman Corp.	8,880	5,120
Waste Connections, Inc.	25,320	4,726
RTX Corp.	28,942	4,560
Paychex, Inc.	20,687	2,986
ATI, Inc. (a)	38,170	2,937
United Rentals, Inc.	2,751	2,429
Safran SA (ADR)	24,511	2,020
Lennox International, Inc.	2,854	1,738
Ingersoll-Rand, Inc.	19,439	1,645
HEICO Corp.	2,326	760
HEICO Corp., Class A	2,907	750
Equifax, Inc.	5,647	1,357
Eaton Corp. PLC	3,123	1,201
AMETEK, Inc.	5,815	1,075
Rolls-Royce Holdings PLC (ADR) (b)	68,366	965
Carrier Global Corp.	10,108	694
Dayforce, Inc. (a)	11,385	657
		61,860
Financials 13.72%
Visa, Inc., Class A	31,002	10,710
Marsh & McLennan Cos., Inc.	48,580	9,677
JPMorgan Chase & Co.	26,315	7,796
Progressive Corp.	13,232	3,203
Truist Financial Corp.	66,134	2,891
Arthur J. Gallagher & Co.	9,982	2,867
Capital Group U.S. Equity Fund — Page 1 of 5

unaudited
Common stocks (continued) Financials (continued)	Shares	Value (000)
KKR & Co., Inc.	18,764	$2,751
Morgan Stanley	14,958	2,131
PNC Financial Services Group, Inc.	10,196	1,940
Mastercard, Inc., Class A	3,240	1,835
S&P Global, Inc.	3,135	1,728
Toast, Inc., Class A (a)	31,559	1,541
Jack Henry & Associates, Inc.	7,810	1,326
MSCI, Inc.	1,938	1,088
Capital One Financial Corp.	4,529	974
Aon PLC, Class A	2,610	928
		53,386
Consumer discretionary 9.55%
Amazon.com, Inc. (a)	56,024	13,116
Royal Caribbean Cruises, Ltd.	16,807	5,342
Tractor Supply Co.	55,732	3,174
Aramark	71,894	3,060
Chipotle Mexican Grill, Inc. (a)	67,915	2,912
TJX Cos., Inc. (The)	21,689	2,701
Marriott International, Inc., Class A	6,362	1,679
Hilton Worldwide Holdings, Inc.	6,078	1,629
Burlington Stores, Inc. (a)	5,038	1,375
Home Depot, Inc.	3,480	1,279
YUM! Brands, Inc.	6,377	919
		37,186
Communication services 8.78%
Alphabet, Inc., Class C	79,156	15,266
Meta Platforms, Inc., Class A	17,397	13,456
Netflix, Inc. (a)	1,480	1,716
ROBLOX Corp., Class A (a)	12,128	1,671
Charter Communications, Inc., Class A (a)	3,925	1,057
T-Mobile US, Inc.	4,143	988
		34,154
Health care 7.27%
Amgen, Inc.	15,991	4,719
Abbott Laboratories	35,941	4,535
Eli Lilly and Co.	6,003	4,443
Vertex Pharmaceuticals, Inc. (a)	7,064	3,227
AbbVie, Inc.	14,549	2,750
Danaher Corp.	10,690	2,108
Elevance Health, Inc.	6,467	1,831
UnitedHealth Group, Inc.	7,221	1,802
AstraZeneca PLC (ADR)	21,633	1,581
QIAGEN NV	26,050	1,285
		28,281
Utilities 5.87%
Constellation Energy Corp.	37,930	13,194
Atmos Energy Corp.	20,948	3,266
Entergy Corp.	31,484	2,847
Capital Group U.S. Equity Fund — Page 2 of 5

unaudited
Common stocks (continued) Utilities (continued)	Shares	Value (000)
Sempra	22,395	$1,829
CenterPoint Energy, Inc.	43,797	1,700
		22,836
Consumer staples 4.23%
Philip Morris International, Inc.	46,589	7,643
Mondelez International, Inc., Class A	100,822	6,522
Church & Dwight Co., Inc.	24,611	2,308
		16,473
Materials 2.35%
Linde PLC	17,024	7,835
Sherwin-Williams Co.	3,983	1,318
		9,153
Energy 1.26%
ConocoPhillips	41,916	3,996
Exxon Mobil Corp.	8,154	911
		4,907
Real estate 1.14%
Welltower, Inc. REIT	27,007	4,458
Total common stocks (cost: $170,973,000)		377,182
Short-term securities 3.57% Money market investments 3.35%
Capital Group Central Cash Fund 4.33% (c)(d)	130,428	13,042
Money market investments purchased with collateral from securities on loan 0.22%
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 4.25% (c)(e)	829,395	829
Total short-term securities (cost: $13,871,000)		13,871
Total investment securities 100.49% (cost: $184,844,000)		391,053
Other assets less liabilities (0.49)%		(1,891)
Net assets 100.00%		$389,162
Capital Group U.S. Equity Fund — Page 3 of 5

unaudited
Investments in affiliates (d)

	Value at 11/1/2024 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 7/31/2025 (000)	Dividend or interest income (000)
Short-term securities 3.35%
Money market investments 3.35%
Capital Group Central Cash Fund 4.33% (c)	$5,959	$51,524	$44,439	$(2)	$— (f)	$13,042	$345

(a)	Security did not produce income during the last 12 months.
(b)	All or a portion of this security was on loan.
(c)	Rate represents the seven-day yield at 7/31/2025.
(d)	Part of the same “group of investment companies“ as the fund as defined under the Investment Company Act of 1940, as amended.
(e)	Security purchased with cash collateral from securities on loan.
(f)	Amount less than one thousand.
Valuation disclosures

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open. Security transactions are recorded by the fund as of the date the trades are executed with brokers.
Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.
Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.
Fixed-income securities, including short-term securities, are generally valued at evaluated prices obtained from third-party pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.
Fixed-income class	Examples of standard inputs
All
Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds“), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.
Capital Group U.S. Equity Fund — Page 4 of 5

unaudited
Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by the fund’s investment adviser and approved by the board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, dealer or broker quotes, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security, and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.
Processes and structure — The fund’s board of trustees has designated the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Committee”) to administer, implement and oversee the fair valuation process and to make fair value decisions. The Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation team. The Committee reviews changes in fair value measurements from period to period, pricing vendor information and market data, and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group. The Committee reports changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.
Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. As of July 31, 2025, all of the fund’s investments were classified as Level 1.
Key to abbreviation(s)
ADR = American Depositary Receipts
REIT = Real Estate Investment Trust
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider the investment objectives, risks, charges and expenses of the Capital Private Client Services Funds. This and other important information is contained in the prospectus, which can be obtained from your investment counselor and should be read carefully before investing.
All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.
Capital Client Group, Inc., member FINRA.
© 2025 Capital Group. All rights reserved.
MFGEFP3-124-0925
Capital Group U.S. Equity Fund — Page 5 of 5